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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 31, 2006


                            TEXAS PACIFIC LAND TRUST
             (Exact Name of Registrant as Specified in its Charter)




        Not Applicable                   1-737                  75-0279735
        (State or Other         (Commission File Number)     (I.R.S. Employer
Jurisdiction of Incorporation)                            Identification Number)


              1700 PACIFIC AVENUE, SUITE 1670, DALLAS, TEXAS 75201 (Address of Principal Executive Offices, including Zip Code)

        Registrant's Telephone Number, including Area Code: 214-969-5530


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

         On October 31, 2006, Mercury Real Estate Advisors LLC ("Mercury"), an affiliate of Mercury Partners LLC, issued a press release in which it stated that it had sent a letter (the "Mercury Letter") to Mr. Roy Thomas, the General Agent of Texas Pacific Land Trust (the "Trust"). The press release included the text of the Mercury Letter. A copy of that press release is filed as Exhibit
99.1 to this Report. The Trust has not yet received a copy of the Mercury Letter directly.

         On November 2, 2006, the Trust issued a press release in which it stated that it had sent a letter (the "Trust Letter") to Mercury in response to the Mercury Letter. The press release included the text of the Trust Letter. A copy of that press release is filed as Exhibit 99.2 to this Report. The Trust Letter was sent to Mercury on November 2, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (d) Exhibits.

               99.1 Press  Release,  dated  October 31, 2006,  issued by Mercury
                    Real Estate Advisors LLC.

               99.2 Press Release, dated November 2, 2006, issued by the Trust.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TEXAS PACIFIC LAND TRUST



Date:  November 2, 2006             By: /s/ Roy Thomas
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                                       Roy Thomas
                                       General Agent and Chief Executive Officer




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                                  EXHIBIT INDEX
Exhibit
NUMBER                                       DESCRIPTION
-------                                      -----------

99.1 Press Release, dated October 31, 2006, issued by Mercury Real Estate Advisors LLC.

99.2        Press Release, dated November 2, 2006, issued by the Trust.







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